UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of report (Date of earliest event reported) September 29, 2000 (July 12,
                                     2000)


                             LAREDO INVESTMENT CORP.
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               (Exact Name of Registrant as Specified in Charter)



    NEVADA                         000-27959                          77-0517964
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(State or Other Jurisdiction      (Commission                      (IRS Employer
of Incorporation)                  File Number)              Identification No.)



1075 WEST
GEORGIA STREET, SUITE 1450, VANCOUVER, BRITISH COLUMBIA, CANADA           V6B3C9
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (604) 460-8440
                                                     ---------------------------


                                 Not applicable
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          (Former Name or Former Address, if Changes Since Last Report)

Item 2.        Acquisition or Disposition of Assets

               On July 12, 2000, Laredo Investment Corp., (the "Company") acquired all of the outstanding Capital Stock of WST Web Search Technologies Inc., a company incorporated under the laws of the province of Saskatchewan ("WST"). Pursuant to an Acquisition Agreement (the "Agreement") among the Company, WST and Dr. Mengchi Liu ("Dr. Liu"), the sole shareholder of WST, Dr. Liu sold 100 shares of common stock of WST, which represents 100% of the issued and outstanding common stock of WST, to the Company for consideration consisting of 10,000,000 shares of common stock of the Company. A copy of the Agreement is filed as Exhibit 2.1 hereto, and such document is incorporated by reference herein.

Item 7.        Financial   Statements,   Pro  Forma  Financial  Information  and
               Exhibits

               (a)  Financial Statement of Business Acquired

                    See Index to Financial Statements.


               (b)  Pro Forma Financial Information

                    See Index to Financials Statements.


               (c)  Exhibits

                    2.1 Acquisition Agreement by and among the Company, WST Web Search Technologies Inc. and Dr. Mengchi Liu.


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


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LAREDO INVESTMENT CORP.

                                        /s/     Richard Pierce
                                        ----------------------------------------
                                        Richard Pierce
                                        Chief Executive Officer

Date:  September 29, 2000


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




                                  EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------
2.1                                     Acquisition  Agreement  by and among the
                                        Company,  WST Web  Search  Technologies,
                                        Inc. and Dr. Mengchi Liu*



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*Incorporated  herein in its  entirety by  reference  to the  Company's  Current
Report on Form 8-K, as filed with the Securities and Exchange Commission on August 23, 2000.

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


                          INDEX TO FINANCIAL STATEMENTS




Report of Independent Auditors                                               F-1
Balance Sheet as of July 31, 2000                                            F-2
Statement of Operations for the period from July 5, 2000
        (Inception) to July 31, 2000                                         F-3
Statement of Stockholders' Equity for the period from
        July 5, 2000 (Inception) to July 31, 2000                            F-4
Cash Flow Statement for the period from July 5, 2000
        (Inception) to July 31, 2000                                         F-5
Notes to Financial Statements                                                F-6
Introduction to Pro Forma Financials Statements (Unaudited)                  F-9
Unaudited Pro Forma Condensed Balance Sheet as of
        December 31, 1999                                                   F-10
Unaudited Pro Forma Statements of Operations as of
        December 31, 1999                                                   F-11
Unaudited Pro Forma Condensed Balance Sheet as of
        June 30, 2000                                                       F-12
Unaudited Pro Forma Statements of Operations as of
        June 30, 2000                                                       F-13
Notes to Unaudited Pro Forma Condensed Combined
        Financial Statements                                                F-14

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